EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Loan and Security Agreement (this “Agreement”) is entered as of March 12, 2018, by and between NTN Buzztime, Inc., a Delaware corporation (“Borrower”), and East West Bank (“Bank”).

Recitals

Whereas, Bank and Borrower entered into the Amended and Restated Loan and Security Agreement, dated as of November 29, 2017 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”);

Whereas, Borrower acknowledges that Borrower is currently in default of minimum Fixed Charge Coverage Ratio covenant set forth in Section 6.7(a) of the Loan Agreement for the fiscal quarter ended December 31, 2017 (the “Existing Event of Default”);

Whereas, Borrower has requested that Bank (i) waive the Existing Event of Default, (ii) replace the minimum Fixed Charge Coverage Ratio covenant with minimum Adjusted EBITDA Covenant for the 2018 fiscal year, and (iii) the Adjusted EBITDA definition be amended to provide that the non-cash inventory write-off expenses for the fiscal quarter ended December 31, 2017, are an add-back; and

Whereas, Bank is willing to agree to Borrower’s requests, on the terms and conditions set forth herein;

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Loan Agreement.

2. Waiver of Event of Default.

(a) Bank hereby waives the Existing Event of Default. The foregoing Event of Default waiver shall not operate as a waiver of any other Event of Default, now existing or occurring in the future. The foregoing waiver also shall not operate as a waiver of any right or remedy of Bank now existing or arising in the future with respect to any Event of Default not waived pursuant to this Section.

(b) Borrower represents and warrants to Bank that the Existing Event of Default is the only Event of Default which has occurred and is continuing as of the date hereof.

3. Amendments to Loan Agreement.

(a) Section 6.7 of the Loan Agreement is deleted in its entirety and replaced with the following:

6.7 Financial Covenants. Borrower shall at all times maintain the following financial ratios and covenants:

(a) Minimum Fixed Charge Coverage Ratio. Borrower shall not have a Fixed Charge Coverage Ratio as of the last day of a fiscal quarter, commencing with the fiscal quarter ending March 31, 2019, less than 1.25 to 1.00; provided, however, that if as of the last day of a fiscal quarter (i) the Fixed Charge Coverage Ratio is less than 1.25 to 1.00 and (ii) Borrower’s unrestricted cash exceeds the Term Loan principal outstanding, then the breach of this Section 6.7(a) shall be automatically cured, provided that such automatic cure may not be used more than (A) two (2) times in any fiscal year or (B) four (4) times during the term hereof.

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(b) Minimum Liquidity. Borrower shall maintain Liquidity at all times, and tested as of the last day of each calendar month, of not less than Two Million Dollars ($2,000,000).

(c) Maximum Senior Leverage Ratio. Borrower shall not have Senior Leverage Ratio as of the last day of a fiscal quarter greater than the ratio set forth below:

Fiscal Quarter Ending	Maximum Senior Leverage Ratio
December 31, 2017 through March 31, 2018	2.75 to 1.00
June 30, 2018 and each Fiscal Quarter ending thereafter	2.50 to 1.00

(d) Adjusted EBITDA. Borrower shall achieve Adjusted EBITDA at such date below for each six-month period noted below of not less than the applicable amount set forth below for such period:

Six Month Period Ending	Minimum Adjusted EBITDA
March 31, 2018	$600,000
June 30, 2018	$1,200,000
September 30, 2018	$1,600,000
December 31, 2018	$1,500,000

(b) The definition of “Adjusted EBITDA” in Exhibit A of the Loan Agreement is amended to read as follows:

“Adjusted EBITDA” means, as calculated on a consolidated basis for Borrower and its Subsidiaries for any period as at any date of determination, (a) EBITDA, plus (b) other noncash expenses and charges, plus (c) to the extent approved by Bank, other onetime charges, plus (d) to the extent approved by Bank, any losses arising from the sale, exchange, transfer or other disposition of assets not in the ordinary course of business plus (e) with respect to the fiscal quarter ended December 31, 2017, the non-cash inventory write-off expenses.

(c) Exhibit D of the Loan Agreement is amended to read as set forth in Attachment “1” hereto.

4. Limitations.

(a) This Agreement is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (ii) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

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(b) This Agreement shall be construed in connection with and as part of the Loan Documents, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

5. Representations and Warranties. Borrower represents and warrants to Bank as follows:

(a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date);

(b) Borrower has the power and authority to execute and deliver this Agreement and to perform its obligations under the Loan Agreement and this Agreement;

(c) The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d) The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement and this Agreement have been duly authorized by all necessary action on the part of Borrower;

(e) The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement and this Agreement do not and will not contravene (i) any material law or regulation binding on or affecting Borrower, (ii) any contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

(f) The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made;

(g) This Agreement has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights;

(h) Except as expressly stated in this Agreement, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Agreement;

(i) Borrower has made such investigation of the facts pertaining to this Agreement and all of the matters appertaining thereto, as it deems necessary;

(j) The terms of this Agreement are contractual and not a mere recital; and

(k) This Agreement has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Agreement is signed freely, and without duress, by Borrower.

6. Release by Borrower.

(a) FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Agreement (collectively the “Released Claims”). Without limiting the foregoing, the Released Claims shall include all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

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(b) In furtherance of the release in this Section, Borrower expressly acknowledges and waives all rights under Section 1542 of the California Civil Code, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR. (EMPHASIS ADDED.)

(c) By entering into the release in this Section, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

(d) The release in this Section may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained in this Section constitutes a material inducement to Bank to enter into this Agreement, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events.

(e) The provisions, waivers and releases set forth in this Section are binding upon Borrower and Borrower’s stockholders, officers, employees, agents, assigns and successors in interest. The provisions, waivers and releases of this Section shall inure to the benefit of Bank and its stockholders, officers, employees, agents, assigns and successors in interest.

(f) Borrower represents and warrants that Borrower is the sole and lawful owner of all right, title and interest in and to all of the Released Claims and Borrower has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any Person any such Released Claim or any portion thereof. Borrower shall indemnify and hold harmless Bank from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer prior to the date of this Agreement.

(g) The provisions of this Section shall survive payment in full of the Obligations, full performance of all the terms of this Agreement and the Loan Agreement, and/or Bank’s actions to exercise any remedy available under the Loan Agreement or otherwise.

7. Conditions Precedent. As conditions precedent to the effectiveness of this Agreement (the date such conditions precedent are satisfied the “Effective Date”):

(a) Bank shall have received, in form and substance satisfactory to Bank, the following:

(i) this Agreement, duly executed by Borrower (Borrower’s executed signature page may be delivered via facsimile, electronic mail (including pdf) or other transmission method); and

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(ii) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate; and

(b) Borrower shall have paid all reasonable Bank Expenses incurred through the date of this Agreement, which may be debited from any of Borrower’s accounts.

8. Prior Agreement; No Novation. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Agreement is not a novation and the terms and conditions of this Agreement shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. This Agreement shall constitute a Loan Document under the Loan Agreement; the failure to comply with the covenants contained herein shall constitute an Event of Default and all obligations included in this Agreement shall constitute Obligations and shall be secured by the Collateral. In the event of any conflict or inconsistency between this Agreement and the terms of any other Loan Document, the terms of this Agreement shall be controlling, but such Loan Documents shall not otherwise be affected or the rights therein impaired.

9. Course of Dealing; Waivers. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

10. Integration. This Agreement and the other Loan Documents represent the entire agreement about the subject matter hereof and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

11. Construction. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Bank on the basis that this Agreement was drafted by Bank. On the contrary, this Agreement has been negotiated and reviewed by both parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

12. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California, without regards to conflicts of law principles.

13. Severability. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

14. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed signature page of this Agreement and all other documents executed in connection with the Loan by facsimile or other electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.

[Signature page follows]

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In Witness Whereof, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

BANK		BORROWER

East West Bank		NTN Buzztime, Inc.

By:	/s/ Alexis Coyle	By:	/s/ Allen Wolff
Name:	Alexis Coyle	Name:	Allen Wolff
Title:	Managing Director	Title:	CFO & EVP

[First Amendment to Amended and Restated Loan and Security Agreement]

ATTACHMENT “1”

EXHIBIT D

COMPLIANCE CERTIFICATE
Please send all Required Reporting to:	East West Bank
555 Montgomery Street, 9th Floor
San Francisco, CA 94111
Alexis.coyle@eastwestbank.com

FROM:	NTN Buzztime, Inc.

The undersigned authorized officer of NTN Buzztime, Inc., a Delaware corporation (“Borrower”), for and on behalf of Borrower, hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement, dated as of November 29, 2017, by and between Bank and Borrower (the “Agreement”), (i) Borrower is in complete compliance for the period ending __________ with all required covenants except as noted below and (ii) except as noted below all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof except that those representations and warranties referring to another date shall be true and correct in all material respects on that other date. Attached hereto are the required documents supporting the above certification. The summary descriptions in the Reporting Covenants below are qualified by, and subject to, the terms of the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required		Complies
Annual audited consolidated and consolidating financial statements and Compliance Certificate	FYE within 180 days	Yes	No N/A
Monthly balance sheet , income statements and statements of cash (Borrower prepared)	Monthly within 30 days after each month	Yes	No N/A
Annual financial projections	Annually by February 15 of each fiscal year	Yes	No N/A
Compliance Certificate	Monthly within 30 days after each month	Yes	No N/A

Financial Covenants	Required		Actual			Complies
Minimum Adjusted EBITDA	$	_________	$	_________	Yes	No N/A
Minimum Fixed Charge Coverage Ratio		1.25 to. 1.00		____to 1.00	Yes	No N/A
Minimum Liquidity		$2,000,000	$	_________	Yes	No N/A
Maximum Senior Leverage		____to 1.00		____to 1.00	Yes	No N/A

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Verified:
SIGNATURE		AUTHORIZED SIGNER

Date:
TITLE

DATE	Compliance Status	Yes	No